UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 LAGUNA CANYON ROAD, SUITE 150, IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement with Stryker

On December 31, 2013, Stryker Corporation, a Michigan corporation (“Stryker”), PS Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Stryker (“Purchaser”), and Patient Safety Technologies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, Purchaser will merge with and into the Company with the separate corporate existence of Purchaser thereupon ceasing and with the Company being the surviving corporation of the Merger and a wholly owned subsidiary of Stryker (the “Merger”).

At the effective time of the Merger, each issued and outstanding common share (other than common shares held by the Company, Stryker, Purchaser or a stockholder who properly demands appraisal of such common shares under Delaware law) will be converted into a right to receive in cash $2.22 per common share (the “Common Consideration”).  Each issued and outstanding share of Series A Preferred Stock (other than those shares held by the Company, Stryker, Purchaser or a stockholder who properly demands appraisal of such common shares under Delaware law) will be converted into a right to receive in cash $100.00 per share of Series A Preferred Stock. Further, each issued and outstanding share of Series B Preferred Stock (other than those shares held by the Company, Stryker, Purchaser or a stockholder who properly demands appraisal of such common shares under Delaware law) will be converted into a right to receive in cash $296.00 per share of Series B Preferred Stock.

Each vested and exercisable option to acquire common shares that is outstanding immediately prior to the Merger will be canceled and terminated in exchange for the right to receive a payment in cash equal to the product of (a) the total number of common shares for which such option remains outstanding and unexercised prior to the effective time and (b) the excess (if any) of the Common Consideration over the exercise price of such option. All unvested options will become immediately vested and exercisable. Each of the Company, Purchaser and Stryker made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by the Company to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The consummation of the Merger is subject to customary closing conditions, including, among others, the approval by the Company’s stockholders, the absence of certain legal impediments to the consummation of the Merger, the receipt of specified governmental consents and approvals, the early termination or expiration of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and, subject to materiality exceptions, the accuracy of representations and warranties made by the Company and Stryker, respectively, and compliance by the Company and Stryker with their respective obligations under the Merger Agreement.  The Merger is not subject to any financing condition.

The Merger Agreement requires the necessary Company stockholder approval and, subject to certain exceptions, the Company has agreed (i) not to solicit alternative transactions or enter into discussions concerning, or provide confidential information in connection with, any alternative transaction and (ii) that the Company’s board of directors will recommend that the Company’s stockholders adopt the Merger Agreement.

Prior to adoption of the Merger Agreement by the Company’s stockholders, the Company’s board of directors may in certain circumstances change its recommendation that the Company’s stockholders adopt the Merger Agreement, subject to complying with certain notice and other specified conditions set forth in the Merger Agreement, including giving Stryker the opportunity to propose changes to the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including by the Company, prior to the adoption of the Merger Agreement by the Company’s stockholders, in the event that the Company receives an unsolicited proposal that the Company concludes, after following certain procedures, is a Superior Proposal (as defined in the Merger Agreement).  If the Company receives a Superior Proposal, Stryker must be given the opportunity to match the Superior Proposal. In addition, Stryker may terminate the Merger Agreement under certain circumstances, including if the Company’s board of directors changes its recommendation that stockholders adopt the Merger Agreement or approves a Superior Proposal for an alternative transaction.  In the foregoing circumstances, the Company would be required to pay Stryker a termination fee of $4 million.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about the Company, Stryker or Purchaser.  The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of parties to the Merger Agreement; and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders.  Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Stryker or Purchaser.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Voting Agreements Relating to Merger

On December 31, 2013, the Company entered into voting agreements (the “Voting Agreements”) with certain shareholders of the Company, namely, John P. Francis, Louis Glazer, Melanie Glazer, Wenchen Lin and Brian E. Stewart (the “Signing Stockholders”). The Voting Agreements require each Signing Stockholder to vote all of his or her shares (i) in favor of the adoption of the Merger Agreement and approval of the Merger, or in favor of any amendment to the Merger Agreement which makes the Merger Agreement more favorable to the Signing Stockholder, (ii) against approval of any proposal in opposition to the Merger or any other transaction contemplated by the Merger Agreement and (iii) against any competing proposals or competing transactions that would impede the Merger or result in a breach of the Merger Agreement. Pursuant to the Voting Agreements, each Signing Stockholder waives appraisal rights and provides an irrevocable proxy. The Voting Agreements do not limit or restrict the Signing Stockholder in his or her capacity as a director or officer from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter.

The Voting Agreements and irrevocable proxies granted pursuant to the Voting Agreements terminate upon the earlier to occur: (i) the Merger Agreement is terminated in accordance with its terms, (ii) the effective time and (iii) the Company’s board of directors changes its recommendation that the Company’s stockholders adopt the Merger Agreement.

Item 8.01   Other Events

On December 31, 2013, the Company issued a press release announcing the execution of an Agreement and Plan of Merger, dated December 31, 2013 among the Company, Stryker and PS Merger Sub Inc.. The full text of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Forward Looking Statements

Statements in this press release regarding the Company’s business that are not historical facts are "forward-looking statements" (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties. Forward-looking statements reflect management's current views with respect to future events and financial performance; however, you should not put undue reliance on these statements.  When used, the words "anticipates," "believes," "expects," "intends," "future," and other similar expressions, without limitation, identify forward-looking statements.  These statements include those related to the expected benefits of the Stryker transaction and the expected closing date of the Stryker transaction. Forward-looking statements are not guarantees of future performance and are inherently subject to risks and uncertainties and other factors which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stryker acquisition agreement, (2) the failure to obtain approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management's attention from the Company’s ongoing business operations due to the Stryker transaction and (4) the effect of the announcement of the Stryker transaction on the Company’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally. These risks and uncertainties also include but are not limited to: the Company’s ability to implement in all hospitals within the larger hospitals organizations with which it has agreements, ability to implement in those hospitals with which it has scheduled implementations, the early stage of adoption of the Company’s Safety-Sponge® System and the need to expand adoption of the Safety-Sponge® System; the impact on future revenue and cash flows from the ordering patterns of the Company’s exclusive distributor Cardinal Health; the need for additional financing to support the Company’s business; the Company’s reliance on third-party manufacturers, some of whom are sole-source suppliers, and on its exclusive distributor; and any inability to successfully protect the Company’s intellectual property portfolio.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.

Forward-looking statements can be affected by many other factors, including, those described in the "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and “Factors Affecting Future Results” sections of the Company’s Annual Report on Form 10-K for 2012, Quarterly Reports on Form 10-Q and other public filings. These documents are available online through the Security and Exchange Commission's (the “SEC”) website, www.sec.gov. Forward-looking statements are based on information presently available to senior management, and the Company has not assumed any duty to update any forward-looking statements.

Important Information for Investors and Shareholders

The Company, Stryker, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 18, 2013, along with an amendment to its Annual Report on Form 10-K, which was filed with the SEC on April 30, 2013, its Quarterly Report on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, which were filed with the SEC on May 14, 2013, August 12, 2013 and November 11, 2013 respectively, and certain of its Current Reports on Form 8-K, which were filed with the SEC on February 12, 2013, March 19, 2013, March 26, 2013, August 9, 2013, October 17, 2013, November 14, 2013, November 22, 2013 and December 3, 2013. Information about the directors and executive officers of Stryker is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 27, 2013, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 which were filed with the SEC on April 30, 2013, July 23, 2013 and October 23, 2013 respectively, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 18, 2013, and certain of its Current Reports on Form 8-K, which were filed with the SEC on January 9, 2013, January 17, 2013, January 23, 2013, March 1, 2013, March 25, 2013, April 11, 2013, May 1, 2013, July 18, 2013, September 27, 2013, October 17, 2013, December 3, 2013, December 6, 2013 and December 17, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Stryker. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company and Stryker plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Patient Safety Technologies, Inc.’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by sending a written request to PST’s Controller at Patient Safety Technologies, Inc., 15440 Laguna Canyon Road, Suite 150, Irvine, California 92618, or by calling the Controller at (949) 387-2277.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 31, 2013, by and between Stryker Corporation, PS Merger Sub Inc. and Patient Safety Technologies, Inc.
2.2	Form of Voting Agreement.
99.1	Press Release issued on December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: December 31, 2013	By:	/s/ David C. Dreyer
David C. Dreyer, Executive Vice President,
Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1	Agreement and Plan of Merger, dated as of December 31, 2013, by and between Stryker Corporation, PS Merger Sub Inc. and Patient Safety Technologies, Inc.
2.2	Form of Voting Agreement.
99.1	Press Release issued on December 31, 2013.